Exhibit 10.10

FORM OF GRANT AGREEMENT UNDER

MADISON INDOOR AIR SOLUTIONS LLC

EQUITY APPRECIATION PLAN

To:	Date:

Dear:

We are pleased to inform you that Madison Indoor Air Solutions LLC (the “Company”) has established a long-term incentive program known as an Equity Appreciation Plan (the “Plan”) as a means of enabling you and other selected key employees of the Company to share in the future growth in the value of equity interests in the Company. All terms not otherwise defined herein shall have the meaning ascribed to such terms in the Plan. This agreement shall be referred to herein as this “Agreement” and shall constitute your Agreement for purposes of the Plan.

The Committee hereby grants you an Award equal to X.XXXX%.

Enclosed with this Agreement is a copy of the Plan, which includes many terms and provisions relating to your grant and your Award, including without limitation, vesting provisions, return targets which must be achieved in order for you to be entitled to a payment with respect to your Award, payment provisions, amendment provisions, other restrictions and limitations on your Award and restrictive covenants that apply to any person that accepts the grant of an Award. Accordingly, you should review the Plan carefully and consult with appropriate advisors so that you understand the Plan and your grant.

This grant, and your rights with respect to the Award granted in this Agreement, are subject to the terms and provisions set forth in the Plan. In the event any questions or disputes arise regarding this grant or your Award, the terms of the Plan will govern.

Kindly sign the duplicate copy of this Agreement to acknowledge your receipt of this Agreement and of a copy of the Plan and your agreement to be bound by the provisions of the Plan, including without limitation, the restrictive covenants set forth in Article VII thereof (the “Restrictive Covenants”) and the provisions of Section 8.5 thereof (the “Dispute Resolution Covenants”). If at any time you breach any of the provisions of Article VII of the Plan, in addition to all other remedies available to the Group Companies arising from such breach, your entire Award shall immediately be forfeited without the taking of action by you or the Company and any payments that have been made to the Participant under the Plan must be returned to the Company or an affiliate thereof by the Participant.

You hereby acknowledge and agree that you are not relying on (and will not at any time rely on) any communication (written or oral) of any Group Company, any of their affiliates or any of their respective directors, managers, officers, employees, agents, legal counsel, accountants, investment bankers, finders or other advisors or representatives (collectively, “Company Parties”), as investment advice or as a recommendation to accept the Award or regarding the terms of this Agreement, the Plan and your Award. You further acknowledge and agree that no Company Party has made, is making, or will make any representation or warranty whatsoever to you except as may be expressly set forth in this Agreement or the Plan with regard to this Agreement, the Plan or your Award, and that to the extent any Company Party has made or purported to make any such representation or warranty they are all hereby disclaimed by the Company and waived by you. Without limiting the generality of the foregoing, you acknowledge that you, together with your advisors, have made your own investigation of the Company, this Agreement, the Plan and your Award, and are not relying on any implied warranties or upon any representation or warranty whatsoever provided by any Company Party.

MADISON INDOOR AIR SOLUTIONS LLC, a Delaware limited liability company
By:

The undersigned acknowledges receipt of a copy of this Agreement and of the Plan. The undersigned agrees that the Award granted pursuant to this Agreement is subject to the terms and provisions of the Plan and the undersigned further agrees to be bound by all of the terms and provisions contained in the Plan, including without limitation, the Restrictive Covenants and the Dispute Resolution Covenants, and such Restrictive Covenants and Dispute Resolution Covenants are incorporated herein as if fully set forth in this Agreement.

Participant:

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